Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Managers                                         5
      Shareholder Voting Results                                        9
      Financial Information
         Portfolio of Investments                                      10
         Notes to Portfolio of Investments                             23
         Statement of Assets and Liabilities                           24
         Statement of Operations                                       25
         Statements of Changes in Net Assets                           26
         Notes to Financial Statements                                 27









Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Cornerstone Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)2000, USAA. All rights reserved.









USAA Family of Funds Summary

         Fund                                                 Minimum
       Type/Name                     Volatility              Investment
       ---------                     ----------              ----------

  CAPITAL APPRECIATION
================================================================================
 Aggressive Growth                    Very high               $3,000
 Emerging Markets                     Very high               $3,000
 First Start Growth                   Moderate to high        $3,000
 Gold                                 Very high               $3,000
 Growth                               Moderate to high        $3,000
 Growth & Income                      Moderate                $3,000
 International                        Moderate to high        $3,000
 S&P 500(Registered Trademark)
   Index                              Moderate                $3,000
 Science & Technology                 Very high               $3,000
 Small Cap Stock                      Very high               $3,000
 World Growth                         Moderate to high        $3,000

  ASSET ALLOCATION
================================================================================
 Balanced Strategy                    Moderate                $3,000
 Cornerstone Strategy                 Moderate                $3,000
 Growth and Tax
  Strategy                            Moderate                $3,000
 Growth Strategy                      Moderate to high        $3,000
 Income Strategy                      Low to moderate         $3,000

  INCOME - TAXABLE
================================================================================
 GNMA                                 Low to moderate         $3,000
 High-Yield Opportunities             High                    $3,000
 Income                               Moderate                $3,000
 Income Stock                         Moderate                $3,000
 Intermediate-Term Bond               Low to moderate         $3,000
 Short-Term Bond                      Low                     $3,000

  INCOME - TAX EXEMPT
================================================================================
 Long-Term                            Moderate                $3,000
 Intermediate-Term                    Low to moderate         $3,000
 Short-Term                           Low                     $3,000
 State Bond Income                    Moderate                $3,000

  MONEY MARKET
================================================================================
 Money Market                         Very low                $3,000
 Tax Exempt Money Market              Very low                $3,000
 Treasury Money Market Trust          Very low                $3,000
 State Money Market                   Very low                $3,000



Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.


Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.









Message from the President

[Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, CFA, appears here.]

As I write this message, I am also in the process of preparing to lead a panel on personal finance at the Greater San Antonio Chamber of Commerce's annual conference on economic development. As we enter 2000, I have asked my fellow panelists to look back to what they consider to be the key lessons they have learned in careers that all span at least 25 years in investments.

The incident and the person I have chosen is the visit of a well-known equity strategist from one of the major investment bankers to San Antonio in the spring of 1982. I should remind you what the spring of 1982 was like. The market had not yet shaken off the effects of repeated, arbitrary increases in the price of oil; the roaring inflation which followed; and the highest U.S. interest rates since the Civil War. Stocks and bonds had not yet come off their worst performance since World War II. Against this backdrop, that well-known equity strategist delivered a magnificent after-dinner presentation. He plucked facts and figures from a wide variety of sources and wove them into a compelling argument. His conclusion was clear: "Stay out of this market!" He was brilliant.

He was dead wrong. That summer saw the beginning of the greatest bull market for both stocks and bonds in U.S. history.

This incident has greatly influenced my thinking and my career. It taught me these things:

   - It is best to base investment strategy on something other than a forecast of the market.

   - If you insist on forecasting the market, it doesn't help to make the little calls. You absolutely must be right at times like spring of 1982.

   - If you use an asset allocation approach to investing, your chances of being in at a major turning point are 100%.

That is why I believe in the asset allocation approach of our strategy funds.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.









Investment Review

USAA CORNERSTONE STRATEGY FUND

OBJECTIVE:  Achieve  a  positive,   inflation-adjusted  rate  of  return  and  a
reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital.

TYPES OF INVESTMENTS: Invests principally in U.S. stocks, international stocks, U.S. government securities, real estate securities, and gold securities.
--------------------------------------------------------------------------------
                                           11/30/99              5/31/99
--------------------------------------------------------------------------------
  Net Assets                           $1,169.4 Million     $1,257.8 Million
  Net Asset Value Per Share                 $25.92               $27.29
--------------------------------------------------------------------------------
Average Annual Total Returns as of 11/30/99
--------------------------------------------------------------------------------
     5/31/99 to 11/30/99(+)      1 Year          5 Years         10 Years
             0.31%               5.42%           11.88%            9.11%
--------------------------------------------------------------------------------

(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.









                     CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund, the S&P 500 Index, and the Lipper Global Flexible Portfolio Funds Average for the period of 11/30/89 through 11/30/99. The data points from the graph are as follows:

            USAA Cornerstone      S&P 500          Lipper
              Strategy Fund        Index          Average
              -------------       -------         -------

11/30/89       $10,000            $10,000        $10,000
05/31/90         9,758             10,627         10,156
11/30/90         8,987              9,653          9,743
05/31/91        10,030             11,877         10,998
11/30/91        10,085             11,612         11,157
05/31/92        10,948             13,045         12,014
11/30/92        11,116             13,753         12,260
05/31/93        12,941             14,557         13,701
11/30/93        13,508             15,139         14,437
05/31/94        13,992             15,175         14,673
11/30/94        13,646             15,297         14,388
05/31/95        14,892             18,234         15,537
11/30/95        15,958             20,947         16,632
05/31/96        17,541             23,415         18,036
11/30/96        19,153             26,779         19,381
05/31/97        20,512             30,308         20,521
11/30/97        22,325             34,412         21,452
05/31/98        24,029             39,599         23,506
11/30/98        22,693             42,562         23,217
05/31/99        23,850             47,927         24,537
11/30/99        23,924             51,455         26,802

Data from 11/30/89 through 11/30/99



The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund to the S&P 500 Index and the Lipper Global Flexible Portfolio Funds Average, an average performance level of all global flexible portfolio funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.









Message from the Managers


[Photograph of portfolio managers:  Kevin P. Moore (International Stocks); David
G. Peebles, CFA (International Stocks); Albert C. Sebastian, CFA (International Stocks); R. David Ullom, CFA (Allocation Manager and U.S. Stocks); Mark W. Johnson, CFA (Gold and Real Estate Securities); and John W. Saunders, Jr., CFA (U.S. Government Securities) appears here.]



FUND OVERVIEW

As discussed in our 1999 annual report, we have made several changes to the asset allocation profile of the USAA Cornerstone Strategy Fund. The allocation range for U.S. stocks was increased from 22-28% to a level of 25-55%. The international allocation was also raised from 22-28% to 25-35%. The increases in allocations to these two categories were offset by decreases in the allocations to U.S. government securities and real estate securities.

For the first half of the current fiscal year, the USAA Cornerstone Strategy Fund's total return was 0.31%. Performance of the Fund did not keep pace with the major averages. Three of the four sectors of the Fund (real estate securities, U.S. government securities, and U.S. stocks) were down for the period.

As we have reported, the objective of the USAA Cornerstone Strategy Fund is to generate a positive real rate of return. Given that inflation has been subdued over the recent past, we have made alterations to the sector allocations of the Fund to increase the potential for improved returns. At the same time, we have tried to maintain some exposure to investments that offer inflation protection to investors.


UNITED STATES

The first half of the current fiscal year proved to be a difficult period for the performance of the U.S. stock sector of the Fund. Although the weighting in technology was increased during the period (to over 17%), the strong performance of this group was not enough to offset the poor relative performance of other sectors. The allocation to U.S. stocks was particularly hurt by weightings in the areas of capital goods - B.F. Goodrich, Ball Corporation, Caterpillar, and Eaton - and consumer cyclicals - Meritor, Lear Corporation, J.C. Penney, May Department Stores Company, and Sears Roebuck.

In addition to the technology sector, another area that contributed positively to performance was communication services - Sprint Corporation, GTE, and SBC Communications. Although this industry is becoming increasingly competitive, the rapid growth in data and video transmission could allow continued revenue and earnings growth for most participants. We are becoming increasingly concerned with the valuation levels in the technology sector. The energy and financial sectors are two areas where we continue to believe that the valuations are overly pessimistic regarding the fundamentals for these two industries.


INTERNATIONAL

Developed Markets - In Europe, rising interest rates as well as weak currencies negatively impacted equity returns. An improved profit outlook and stronger economic growth positively impacted performance. Telecommunications and technology stocks were the best-performing issues, with media and mining stocks also performing well. However, auto-related and interest-rate-sensitive stocks performed poorly for the period.

Canada - Canada was a mixed bag, with telecommunications and technology performing well, while financial stocks were relatively weak. Energy stocks were also mixed despite higher energy prices.

Japan - The market continued to be very strong during the last six months due mainly to global popularity of telecommunications and technology stocks. Growth stocks continued to outperform value stocks due to the secular transformation of the Japanese economy - from manufacturing to service. The other focus of the market this year has been corporate restructuring, which we would expect to continue next year. Consolidation of the banking sector should continue which would, in turn, bring more efficient credit usage. The yen turned around after the middle of the year with the expectation of a stronger Japanese economic recovery. The Organization for Economic Cooperation and Development (OECD) recently revised this year's and next year's gross domestic product (GDP) growth from -0.9% to +1.4%, and from 0% to +1.4%, respectively. The current Obuchi administration appears to be very solid, and we expect no political turmoil to take place in the next six months. Our overweighting in the technology and telecommunications sectors positively impacted our performance this year.

Emerging Markets - Most of the emerging market regions suffered a pullback in the midsummer months, and all, except for some East European markets, experienced strong rallies beginning in late September. Over the past six months, emerging markets have retained or added to most of the gains they experienced since the lows during the Russian and Asian crises of late 1998.
Expectations for the Asian economies continued to rise during the last six months while concerns lingered regarding East European economies. Commodity price increases and interest-rate declines continue to support a rebound in the South African economy. The Latin markets have also rebounded since concerns about presidential elections in Mexico and economic concerns in Brazil have receded.


U.S. GOVERNMENT

Following the highly volatile period from August to November last year, the bond market stabilized through January 1999. Since then, interest rates have moved upward, depressing bond prices again.

Economic strength continued through November 1999, renewing inflation fears and the specter of higher interest rates. This fear continues even though the Federal Reserve raised interest rates by 0.25% three times in the six-month period: in June, August, and November. Yields on the 30-year Treasury bond have moved from 5.83% on May 28, 1999, to 6.29% for November 30, 1999, the end of this reporting period. With yields on the long Treasury bond over 6%, this rise in interest rates may be about over.

Investments in this portfolio segment on November 30, 1999, were 6% short-term U.S. government agency securities, 56% GNMA mortgage pass-through securities, and 38% U.S. Treasury bonds.


REAL ESTATE

Real estate securities performed poorly during the six months ended November 30, 1999. Shares of real estate investment trusts (REITs), as measured by the National Association of Real Estate Investment Trusts (NAREIT) equity index, declined 13.19% on a total-return basis. This was well below the 6.69% return on the S&P 500 Index. These poor results occurred in spite of a continued favorable property cycle in which most of the companies are meeting or exceeding earnings expectations.

Performance has been so poor that most REITs are now selling well below net asset value with very high dividend yields - 8.77% on average, according to NAREIT - and at low earnings multiples, especially relative to the S&P 500. We attribute the poor performance of real estate securities to the fact that they are small-capitalization, high-yield value stocks. The stock market is currently focused on technology and large-capitalization growth stocks. The further away a stock class is from those groups, the more out of favor the class is. Real estate securities are, for all practical purposes, an abandoned sector. The history of sectors that are out of favor in extremis - despite solid economic fundamentals - however, is that they have exhibited strong rebounds.


GOLD

Gold prices rose 8.5% from $268.60 to $291.35 per ounce during the six months ending November 30, 1999. The common stocks of gold mining companies performed similarly. The Fund had no exposure to gold stocks during this period.


Past performance is no guarantee of future results.


See page 10 for a complete listing of the portfolio of investments.





                                                   Top 3 Holdings
         Top 10 Industries                         in Each Sector
         (% of Net Assets)                       (% of Net Assets)
-------------------------------------  -----------------------------------------
Real Estate Investment Trusts    12.3  International
Telephones                        5.4  -------------
Banks - Major Regional            4.4  Nokia ADR                             0.8
Health Care - Drugs               2.8  Total Fina SA-ADR                     0.6
Oil - International Integrated    2.6  Northern Telecom-Nortel Networks Co.  0.6
Insurance - Multiline             2.4
Communications Equipment          2.2  Real Estate
Health Care - Diversified         1.9  -----------
Computers - Software & Service    1.8  Simon Property Group                  0.7
Banks - Money Centered            1.7  AvalonBay Communities                 0.6
                                       Duke-Weeks Realty Corp.               0.6

                                       U.S. Government
                                       ---------------
                                       U.S. Treasury Bond @ 5.25%            7.0
                                       GNMA @ 6.50%                          4.4
                                       GNMA @ 6.00%                          3.4

                                       U.S. Stocks
                                       -----------
                                       Bristol-Myers Squibb                  1.3
                                       Intel Corp.                           1.3
                                       General Electric Co.                  1.0




                             ASSET ALLOCATION
                                 11/30/99

A pie chart is shown here depicting the Asset Allocation as of November 30, 1999 of the USAA Cornerstone Strategy Fund to be:

U.S. Stocks - 37.1%; International Stocks - 28.3%; U.S. Government Securities - 21.1%; and Real Estate Securities - 13.0%.



Percentages  are of the net  assets  in the  portfolio  and may or may not equal
100%.

See page 10 for a complete listing of the portfolio of investments.

Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.









Shareholder Voting Results

On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are for the entire series of the USAA Investment Trust (the Trust) for proposals 1 and 2.

1  Proposal to elect Trustees as follows:

     Trustees                     Votes For             Votes Withheld
     Robert G. Davis              181,888,787              2,690,901
     Michael J.C. Roth            181,881,641              2,698,047
     David G. Peebles             181,888,787              2,690,901
     Robert L. Mason              181,888,787              2,690,901
     Michael F. Reimherr          181,883,427              2,696,261
     Richard A. Zucker            181,875,813              2,696,966
     Barbara B. Dreeben           181,883,427              2,696,261

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office will terminate on December 31, 1999.

2 Proposal to ratify the selection by the Board of Trustees of KPMG LLP as auditors for the Trust for the fiscal year ending May 31, 2000.

                            Number of Shares Voting
--------------------------------------------------------------------------------
            For                     Against                  Abstain

         179,181,697               2,930,888                2,467,103








USAA CORNERSTONE STRATEGY FUND
PORTFOLIO OF INVESTMENTS

November 30, 1999
(Unaudited)
                                                                          Market
    Number                                                                 Value
   of Shares                   Security                                    (000)
--------------------------------------------------------------------------------
                     INTERNATIONAL SECURITIES (28.3%)
                        INTERNATIONAL STOCKS (28.2%)

              Argentina (0.1%)
     28,019   IRSA Inversiones y Representaciones S.A. GDR            $      895
                                                                      ----------
              Austria (0.5%)
     15,300   Bank Austria AG                                                810
     41,200   Boehler Uddeholm AG                                          1,727
     48,300   VA Flughafen Wien AG                                         1,679
     24,900   VA Technologie AG                                            1,527
                                                                      ----------
                                                                           5,743
                                                                      ----------
              Brazil (0.3%)
     31,400   Companhia Brasileira de Distribuicao Grupo Pao
                de Acucar ADR                                                838
     54,400   Panamerican Beverages, Inc. "A"                              1,020
  5,600,000   Petroleo Brasileiro S.A. (Preferred)                         1,132
                                                                      ----------
                                                                           2,990
                                                                      ----------
              Canada (2.2%)
    245,300   Anderson Exploration Ltd. *                                  2,733
     60,000   Canadian Imperial Bank of Commerce                           1,335
    151,000   Canadian National Railway Co.                                4,521
    170,800   Canadian Occidental Petroleum Ltd.                           3,299
    142,200   Manulife Financial Corp. *                                   1,840
     90,000   Nortel Networks Corp.                                        6,660
     87,900   Suncor Energy, Inc.                                          3,318
    104,100   Toronto-Dominion Bank                                        2,511
                                                                      ----------
                                                                          26,217
                                                                      ----------
              Chile (0.1%)
      1,434   Sociedad Quimica y Minera de Chile S.A. ADR "A"                 40
     24,800   Sociedad Quimica y Minera de Chile S.A. ADR "B"                705
                                                                      ----------
                                                                             745
                                                                      ----------
              China (0.2%)
     67,000   China Telecom Ltd. *                                           358
  1,050,000   Cosco Pacific Ltd.                                             858
    597,000   New World Infrastructure Ltd. *                                673
                                                                      ----------
                                                                           1,889
                                                                      ----------
              Denmark (1.0%)
     30,200   ISS International Service System A/S "B" *                   1,759
    111,200   SAS Danmark A/S                                              1,145
     67,000   Tele Danmark A/S "B"                                         4,320
     58,500   Unidanmark A/S                                               4,437
                                                                      ----------
                                                                          11,661
                                                                      ----------
              Egypt (0.1%)
     39,300   Suez Cement Co. S.A.E. GDR                                     635
                                                                      ----------
              Finland (1.5%)
    863,900   Merita plc "A"                                               5,206
    129,502   Metso OYJ *                                                  1,403
     68,800   Nokia Corp. ADR                                              9,507
     62,800   Sampo Insurance Co. "A"                                      2,057
                                                                      ----------
                                                                          18,173
                                                                      ----------
              France (2.4%)
     10,400   Accor S.A.                                                   2,362
     47,217   CNP Assurances                                               1,546
     72,400   Coflexip ADR                                                 2,923
     34,000   Eramet Group                                                 1,885
     18,970   ISIS S.A.                                                    1,145
     50,200   Renault S.A.                                                 2,207
     45,000   Rhodia                                                         821
     50,000   Rhone Poulenc S.A.                                           3,099
     50,839   SEITA                                                        2,613
    109,174   Total Fina S.A.                                              7,219
     26,400   Valeo S.A.                                                   1,769
                                                                      ----------
                                                                          27,589
                                                                      ----------
              Germany (1.0%)
     86,800   Continental AG                                               1,732
     76,500   Hoechst AG                                                   3,770
     75,400   Merck KGaA                                                   2,203
     89,000   Veba AG                                                      4,350
                                                                      ----------
                                                                          12,055
                                                                      ----------
              Greece (0.2%)
     53,400   Hellenic Telecommunications Organization S.A. (OTE)          1,145
     62,655   National Bank of Greece S.A. GDR                               877
                                                                      ----------
                                                                           2,022
                                                                      ----------
              Hong Kong (0.1%)
     90,000   Hutchison Whampoa Ltd.                                       1,110
                                                                      ----------
              Hungary (0.1%)
     21,100   Magyar Tavkozlesi RT. (MATAV) ADR                              637
                                                                      ----------
              India (0.1%)
     63,300   Videsh Sanchar Nigam Ltd. GDR                                1,456
                                                                      ----------
              Israel (0.1%)
    260,218   Bank Hapoalim Ltd.                                             687
     46,800   Blue Square - Israel Ltd. ADR                                  573
                                                                      ----------
                                                                           1,260
                                                                      ----------
              Italy (1.3%)
     62,700   ENI S.p.A. ADR                                               3,394
     38,500   Gucci Group N.V.                                             3,205
    630,000   Italgas S.p.A.                                               2,476
    153,000   Telecom Italia S.p.A. Ordinary                               1,687
    841,700   Telecom Italia S.p.A. Savings                                4,538
                                                                      ----------
                                                                          15,300
                                                                      ----------
              Japan (3.6%)
     95,000   Daibiru Corp.                                                  664
        259   East Japan Railway Co.                                       1,527
      6,500   Internet Initiative Japan, Inc. ADR *                          621
     29,000   Ito-Yokado Co. Ltd.                                          3,134
    210,000   Kikkoman Corp.                                               1,621
      3,500   Nichii Gakkan Co.                                              722
    260,000   Nikko Securities Co. Ltd.                                    3,244
    891,000   Nippon Steel Corp.                                           2,013
        195   Nippon Telegraph & Telephone Corp. (NTT)                     3,506
         90   NTT Mobile Communication Network, Inc.                       3,165
     48,000   Paris Miki, Inc.                                             4,352
     30,200   Sanix Inc.                                                   3,352
    213,000   Sharp Corp.                                                  4,363
      3,200   Softbank Corp.                                               2,317
     22,200   Sony Corp.                                                   4,122
    340,000   Toshiba Corp.                                                2,508
     20,500   Toyota Motor Corp.                                           1,393
                                                                      ----------
                                                                          42,624
                                                                      ----------
              Korea (0.3%)
     32,661   Korea Telecom Corp. ADR *                                    1,731
     39,800   Samsung Corp. *                                                828
      3,991   Samsung Electronics Co. Ltd.                                   826
                                                                      ----------
                                                                           3,385
                                                                      ----------
              Malaysia (0.2%)
    417,400   Genting Bhd                                                  1,450
    520,000   Malaysia International Shipping Corp. Bhd                      773
                                                                      ----------
                                                                           2,223
                                                                      ----------
              Mexico (0.2%)
     11,600   Telefonos de Mexico, S.A. de C.V. ADR                        1,074
    117,400   Tubos de Acero de Mexico, S.A. ADR                           1,475
                                                                      ----------
                                                                           2,549
                                                                      ----------
              Netherlands (2.9%)
    115,600   Akzo Nobel N.V.                                              4,951
     78,800   Benckiser N.V. "B"                                           4,804
     33,000   EVC International N.V. *                                       354
     66,700   Fortis NL N.V.                                               2,287
     86,580   ING Group N.V.                                               4,873
     62,500   Koninklijke KPN N.V.                                         3,483
     41,068   Koninklijke Philips Electronics N.V. ADR                     4,908
     75,600   Oce-van der Grinten N.V.                                     1,318
     87,200   Versatel Telecom *                                           2,461
     61,700   VNU N.V.                                                     2,447
    104,200   Vopak Kon *                                                  2,746
                                                                      ----------
                                                                          34,632
                                                                      ----------
              Norway (0.8%)
  1,056,000   Christiania Bank og Kreditkasse                              4,874
     84,300   Schibsted ASA                                                1,286
    401,500   Storebrand ASA *                                             2,815
    139,400   Tandberg Data ASA *                                            344
                                                                      ----------
                                                                           9,319
                                                                      ----------
              Philippines (0.1%)
  2,500,000   SM Prime Holdings, Inc.                                        396
                                                                      ----------
              Portugal (0.7%)
    147,100   Banco Pinto & Sotto Mayor S.A.                               3,158
    187,000   Brisa-Auto Estradas de Portugal S.A.                         1,383
     76,600   Portugal Telecom S.A. ADR                                    3,677
                                                                      ----------
                                                                           8,218
                                                                      ----------
              Russia (0.1%)
     15,000   LUKoil ADR                                                     510
                                                                      ----------
              South Africa (0.1%)
     60,876   South African Breweries plc                                    571
    270,000   Standard Bank Investment Corp. Ltd.                            944
                                                                      ----------
                                                                           1,515
                                                                      ----------
              Spain (1.0%)
    164,600   Argentaria, Caja Postal y Banco Hipotecario de
                Espana, S.A.                                               3,765
     99,750   Repsol S.A.                                                  2,181
    104,716   Telefonica de Espana S.A. ADR *                              6,506
                                                                      ----------
                                                                          12,452
                                                                      ----------
              Sweden (0.8%)
    123,600   Autoliv, Inc. GDR                                            3,704
     73,600   Skandinaviska Enskilda Bank Rights *                            80
     73,600   Skandinaviska Enskilda Banken "A"                              701
    833,000   Swedish Match AB                                             2,976
     64,600   Volvo AB *                                                   1,568
                                                                      ----------
                                                                           9,029
                                                                      ----------
              Switzerland (0.9%)
      2,960   Novartis AG                                                  4,615
      7,800   Selecta Group AG                                             2,649
      3,538   Sulzer AG P.C. *                                             2,205
      4,280   Swisscom AG                                                  1,454
                                                                      ----------
                                                                          10,923
                                                                      ----------
              Taiwan (0.2%)
  2,367,750   China Steel Corp.                                            1,683
    394,200   Compal Electronics, Inc.                                     1,256
    394,200   Compal Electronics, Inc. Rights *                                1
                                                                      ----------
                                                                           2,940
                                                                      ----------
              Turkey (0.1%)
  3,500,000   Enka Holding Yatrim A.S.                                     1,013
 25,220,804   Yapi Ve Kredi Bankasi A.S.                                     463
                                                                      ----------
                                                                           1,476
                                                                      ----------
              United Kingdom (4.9%)
     62,300   AstraZeneca Group plc                                        2,776
    270,000   Bank of Scotland                                             3,197
    891,200   Billiton plc                                                 4,310
     83,800   BOC Group plc                                                1,729
    139,200   British Telecommunications plc                               2,792
    302,300   British-Borneo Oil & Gas plc *                                 897
    179,000   Cable & Wireless plc                                         2,274
    400,000   Cadbury Schweppes                                            2,539
    213,200   CGU plc                                                      3,216
  1,428,000   Cookson Group plc                                            5,693
    910,000   Corporate Services Group plc *                               1,712
     36,400   Glaxo Wellcome plc ADR                                       2,164
    166,000   Laporte plc                                                  1,545
  1,494,000   Laporte plc "B" *                                               12
    950,000   Medeva plc                                                   2,590
    214,000   National Westminster Bank plc                                4,924
    700,000   Old Mutual plc *                                             1,526
     62,300   Powergen plc                                                   539
    282,866   Reuters Group plc                                            3,160
    436,000   Safeway plc                                                  1,286
    865,100   Tomkins plc                                                  3,000
    413,197   WPP Group plc                                                6,118
                                                                      ----------
                                                                          57,999
                                                                      ----------
              Total international stocks (cost: $229,189)                330,567
                                                                      ----------

  Principal
    Amount
    (000)
  ---------

                             INTERNATIONAL BONDS (0.1%)
              Japan (0.1%)
   $    600   MBL International Finance (Bermuda) Trust,
                Convertible Notes, 3.00%, 11/30/2002 (cost: $600)            687
                                                                      ----------
              Total international securities (cost: $229,789)            331,254
                                                                      ----------

    Number
   of Shares
  -----------

                          REAL ESTATE SECURITIES (13.0%)
              Leisure Time (0.3%)
    180,000   Vail Resorts Inc. *                                          3,094
                                                                      ----------
              Lodging/Hotel (0.6%)
    340,000   Starwood Hotels & Resorts Worldwide, Inc.                    7,586
                                                                      ----------
              Real Estate Investment Trusts (12.1%)
    170,000   Alexandria Real Estate Equities, Inc.                        4,983
    220,000   AvalonBay Communities, Inc.                                  7,123
    230,000   Boston Properties, Inc.                                      6,512
    250,000   Brandywine Realty Trust                                      4,203
    160,000   Chelsea GCA Realty, Inc.                                     4,950
    320,000   Correctional Properties Trust                                4,100
    370,000   Duke-Weeks Realty Corp.                                      6,845
    330,000   Entertainment Properties Trust                               4,331
    120,000   Felcor Lodging Trust, Inc.                                   2,040
    190,000   First Industrial Realty Trust, Inc.                          4,845
    260,000   Franchise Finance Corp. of America                           5,785
    190,000   Gables Residential Trust                                     4,513
    250,000   Golf Trust of America, Inc.                                  4,250
    270,000   Highwoods Properties, Inc.                                   5,940
    720,000   Host Marriott Corp.                                          6,705
    270,000   Liberty Property Trust                                       6,159
    230,000   Mack Cali Realty Corp.                                       5,678
    270,000   Mills Corp.                                                  4,556
    250,000   Pan Pacific Retail Properties, Inc.                          4,250
    300,000   Philips International Realty Corp.                           4,913
    170,000   Post Properties, Inc.                                        6,481
    280,000   Prentiss Properties Trust                                    5,670
    100,000   Prime Group Realty Trust                                     1,406
    220,000   Reckson Associates Realty Corp. "B"                          4,593
    200,000   Shurgard Storage Centers, Inc.                               4,463
    360,000   Simon Property Group, Inc.                                   8,392
    120,000   Storage USA, Inc.                                            3,240
    150,000   Sun Communities, Inc.                                        4,556
                                                                      ----------
                                                                         141,482
                                                                      ----------
              Total real estate securities (cost: $165,003)              152,162
                                                                      ----------
                          U.S. STOCKS (37.1%)
              Aerospace/Defense (1.0%)
    275,000   B.F. Goodrich Co.                                            6,205
    131,060   Boeing Co.                                                   5,349
                                                                      ----------
                                                                          11,554
                                                                      ----------
              Aluminum (0.8%)
    145,000   Alcoa, Inc.                                                  9,497
                                                                      ----------
              Automobiles (0.4%)
    100,000   Ford Motor Co.                                               5,050
                                                                      ----------
              Auto Parts (0.7%)
    140,000   Lear Corp. *                                                 4,629
    176,700   Meritor Automotive, Inc.                                     3,026
                                                                      ----------
                                                                           7,655
                                                                      ----------
              Banks - Major Regional (1.8%)
    230,000   Fleet Boston Financial Corp.                                 8,697
    125,000   PNC Bank Corp.                                               6,968
    150,000   SouthTrust Corp.                                             5,822
                                                                      ----------
                                                                          21,487
                                                                      ----------
              Banks - Money Center (1.2%)
     60,000   Bank of America Corp.                                        3,510
    136,000   Chase Manhattan Corp.                                       10,506
                                                                      ----------
                                                                          14,016
                                                                      ----------
              Beverages - Alcoholic (0.5%)
     72,000   Anheuser-Busch Companies, Inc.                               5,386
                                                                      ----------
              Beverages - Nonalcoholic (0.7%)
     60,000   Coca-Cola Co.                                                4,039
    230,000   Pepsi Bottling Group, Inc.                                   4,025
                                                                      ----------
                                                                           8,064
                                                                      ----------
              Chemicals (0.4%)
    148,600   Lyondell Petrochemical Co.                                   2,080
    113,000   Millennium Chemicals, Inc.                                   2,211
                                                                      ----------
                                                                           4,291
                                                                      ----------
              Chemicals - Diversified (0.1%)
     72,600   Olin Corp.                                                   1,302
                                                                      ----------
              Communication Equipment (0.8%)
    130,000   Lucent Technologies, Inc.                                    9,498
                                                                      ----------
              Computer - Hardware (1.1%)
     77,000   Hewlett-Packard Co.                                          7,305
     55,000   IBM Corp.                                                    5,669
                                                                      ----------
                                                                          12,974
                                                                      ----------
              Computer Software & Service (1.8%)
    115,000   Microsoft Corp. *                                           10,470
    100,050   Oracle Corp. *                                               6,785
     45,000   Parametric Technology Corp. *                                1,021
    108,800   Unisys Corp.                                                 3,128
                                                                      ----------
                                                                          21,404
                                                                      ----------
              Consumer Jewelry and Novelties - Miscellaneous (0.2%)
    120,000   American Greetings Corp. "A"                                 2,828
                                                                      ----------
              Containers - Metals & Glass (0.2%)
     59,300   Ball Corp.                                                   2,205
                                                                      ----------
              Drugs (1.4%)
     90,000   Merck & Co., Inc.                                            7,065
    160,000   Pharmacia & Upjohn, Inc.                                     8,750
                                                                      ----------
                                                                          15,815
                                                                      ----------
              Electric Utilities (0.4%)
    170,000   Reliant Energy, Inc.                                         4,218
                                                                      ----------
              Electrical Equipment (1.0%)
     90,000   General Electric Co.                                        11,700
                                                                      ----------
              Electronics - Semiconductors (1.2%)
    190,000   Intel Corp.                                                 14,571
                                                                      ----------
              Entertainment (0.4%)
    160,000   Walt Disney Co.                                              4,460
                                                                      ----------
              Equipment - Semiconductors (0.5%)
     60,000   Applied Materials, Inc. *                                    5,846
                                                                      ----------
              Finance - Consumer (0.2%)
     37,500   PMI Group, Inc.                                              1,873
                                                                      ----------
              Finance - Diversified (1.2%)
    134,816   Associates First Capital Corp. "A"                           4,483
     82,000   Morgan Stanley Dean Witter & Co. *                           9,891
                                                                      ----------
                                                                          14,374
                                                                      ----------
              Foods (0.9%)
     70,000   Nabisco Group Holding Corp.                                    810
     89,700   Nabisco Holdings Corp.                                       2,988
    220,000   Ralston Purina Group                                         6,531
                                                                      ----------
                                                                          10,329
                                                                      ----------
              Health Care - Diversified (1.8%)
    155,000   American Home Products Corp.                                 8,060
    200,000   Bristol-Myers Squibb Co.                                    14,612
                                                                      ----------
                                                                          22,672
                                                                      ----------
              Health Care - HMOs (0.1%)
      7,300   Aetna, Inc.                                                    399
                                                                      ----------
              Household Products (1.2%)
    120,000   Kimberly-Clark Corp.                                         7,665
     60,000   Procter & Gamble Co.                                         6,480
                                                                      ----------
                                                                          14,145
                                                                      ----------
              Insurance - Life/Health (0.1%)
     47,000   Stancorp Financial Group, Inc. *                             1,298
                                                                      ----------
              Insurance - Multiline Companies (1.1%)
     66,250   American International Group, Inc.                           6,840
     70,000   CIGNA Corp.                                                  5,758
                                                                      ----------
                                                                          12,598
                                                                      ----------
              Insurance - Property/Casualty (0.3%)
    130,000   Allstate Corp.                                               3,404
                                                                      ----------
              Leisure Time (0.4%)
    235,000   Brunswick Corp.                                              5,126
                                                                      ----------
              Machinery - Diversified (1.1%)
    100,000   Caterpillar, Inc.                                            4,637
    180,000   Deere & Co.                                                  7,729
                                                                      ----------
                                                                          12,366
                                                                      ----------
              Manufacturing - Diversified Industries (0.5%)
     80,500   Eaton Corp.                                                  6,234
                                                                      ----------
              Manufacturing - Specialized (0.7%)
    135,000   Avery Dennison Corp.                                         8,016
                                                                      ----------
              Medical Products & Supplies (0.7%)
    150,000   Bausch & Lomb, Inc.                                          8,222
                                                                      ----------
              Natural Gas Utilities (0.3%)
     90,000   NICOR, Inc.                                                  3,122
                                                                      ----------
              Oil - Domestic Integrated (0.8%)
    155,000   Conoco, Inc. "A"                                             4,078
    260,000   Occidental Petroleum Corp.                                   5,704
                                                                      ----------
                                                                           9,782
                                                                      ----------
              Oil - International Integrated (1.4%)
     70,000   Chevron Corp.                                                6,200
     30,000   Mobil Corp.                                                  3,129
    110,000   Texaco, Inc.                                                 6,703
                                                                      ----------
                                                                          16,032
                                                                      ----------
              Oil & Gas - Drilling/Equipment (0.3%)
    151,500   Helmerich & Payne, Inc.                                      3,428
                                                                      ----------
              Oil & Gas - Exploration & Production (0.2%)
    180,000   Union Pacific Resources Group, Inc.                          2,351
                                                                      ----------
              Paper & Forest Products (0.3%)
    200,000   Smurfit-Stone Container Corp. *                              3,837
                                                                      ----------
              Photography - Imaging (0.4%)
    165,000   Xerox Corp.                                                  4,465
                                                                      ----------
              Railroads/Shipping (0.5%)
    255,000   Norfolk Southern Corp.                                       5,451
                                                                      ----------
              Retail - Department Stores (0.4%)
     39,300   J.C. Penney Company, Inc.                                      877
    105,000   May Department Stores Co.                                    3,531
                                                                      ----------
                                                                           4,408
                                                                      ----------
              Retail - General Merchandising (0.9%)
     90,000   Sears, Roebuck & Co.                                         3,077
    120,000   Wal-Mart Stores, Inc.                                        6,915
                                                                      ----------
                                                                           9,992
                                                                      ----------
              Savings & Loan Holding Co. (0.3%)
    135,000   Washington Mutual, Inc.                                      3,915
                                                                      ----------
              Services - Commercial & Consumer (0.4%)
    120,000   Hertz Corp. "A"                                              5,077
                                                                      ----------
              Services - Data Processing (0.4%)
    120,000   First Data Corp.                                             5,190
                                                                      ----------
              Telecommunications - Cellular/Wireless (0.2%)
     30,000   Sprint PCS *                                                 2,753
                                                                      ----------
              Telecommunications - Long Distance (1.4%)
     63,000   MCI WorldCom, Inc. *                                         5,209
    151,800   Sprint Corp.                                                10,531
                                                                      ----------
                                                                          15,740
                                                                      ----------
              Telephones (2.0%)
    120,000   Bell Atlantic Corp.                                          7,597
    120,000   GTE Corp.                                                    8,760
    136,000   SBC Communications Corp.                                     7,064
                                                                      ----------
                                                                          23,421
                                                                      ----------
              Total U.S. stocks (cost: $327,681)                         433,841
                                                                      ----------

Principal
 Amount
 (000)
---------

                    U.S. GOVERNMENT SECURITIES (21.1%)

              Government National Mortgage Assoc. (11.7%)
   $ 43,513   6.00%, 4/15/2028 - 9/15/2028                                40,191
     53,891   6.50%, 5/15/2023 - 3/15/2026                                51,592
     38,272   7.00%, 8/15/2023 - 5/15/2026                                37,504
      1,551   7.50%, 3/15/2017                                             1,557
      1,390   8.00%, 6/15/2016 - 3/15/2017                                 1,432
      1,919   8.50%, 9/15/2009 - 2/15/2017                                 2,000
        149   9.00%, 6/15/2016 - 10/15/2016                                  157
      1,889   9.50%, 6/15/2009 - 8/15/2017                                 2,019
        376   10.00%, 11/15/2009 - 4/15/2016                                 406
         28   11.50%, 3/15/2013                                               31
                                                                      ----------
                                                                         136,889
                                                                      ----------
              U.S. Treasury (8.1%)
     96,744   U.S. Treasury Bonds, 5.25%, 11/15/2028                      81,718
     10,943   U.S. Treasury Bonds, 7.88%,  2/15/2021                      12,523
                                                                      ----------
                                                                          94,241
                                                                      ----------
              Discount Note (1.3%)
     15,706   Federal Home Loan Mortgage Corp.,
                 5.61%, 12/01/1999                                        15,706
                                                                      ----------
              Total U.S. government securities (cost: $262,798)          246,836
                                                                      ----------
              Total investments (cost: $985,271)                      $1,164,093
                                                                      ==========










                         PORTFOLIO SUMMARY BY INDUSTRY
                         -----------------------------

            U.S. Government                                     21.1%
            Real Estate Investment Trusts                       12.3
            Telephones                                           5.4
            Banks - Major Regional                               4.4
            Drugs                                                2.8
            Oil - International Integrated                       2.6
            Insurance - Multiline Companies                      2.4
            Communication Equipment                              2.2
            Health Care - Diversified                            1.9
            Computer Software & Service                          1.8
            Banks - Money Center                                 1.7
            Household Products                                   1.6
            Telecommunications - Long Distance                   1.6
            Electronics - Semiconductors                         1.5
            Auto Parts                                           1.5
            Finance - Diversified                                1.4
            Electrical Equipment                                 1.4
            Railroads/Shipping                                   1.3
            Computer - Hardware                                  1.2
            Manufacturing - Diversified Industries               1.2
            Machinery - Diversified                              1.2
            Oil - Domestic Integrated                            1.1
            Manufacturing - Specialized                          1.1
            Leisure Time                                         1.1
            Foods                                                1.0
            Beverages - Nonalcoholic                             1.0
            Aerospace/Defense                                    1.0
            Other                                               20.7
                                                                ----
            Total                                               99.5%
                                                                ====









USAA CORNERSTONE STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 1999
(Unaudited)


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

* Non-income producing securities.



See accompanying notes to financial statements.









USAA CORNERSTONE STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 1999
(Unaudited)


ASSETS

   Investments in securities, at market value (identified
      cost of $985,271)                                              $1,164,093
   Cash                                                                      58
   Cash denominated in foreign currencies (identified cost
      of $1,270)                                                          1,261
   Receivables:
      Capital shares sold                                                   224
      Dividends and interest                                              2,652
      Securities sold                                                     6,042
      Miscellaneous                                                          88
   Unrealized appreciation on foreign currency contracts held,
      at value                                                                1
                                                                     ----------
         Total assets                                                 1,174,419
                                                                     ----------


LIABILITIES

   Securities purchased                                                   3,188
   Unrealized depreciation on foreign currency contracts held,
      at value                                                               16
   Capital shares redeemed                                                  888
   USAA Investment Management Company                                       728
   USAA Transfer Agency Company                                             236
                                                                     ----------
         Total liabilities                                                5,056
                                                                     ----------
            Net assets applicable to capital shares outstanding      $1,169,363
                                                                     ==========


REPRESENTED BY:

   Paid-in capital                                                   $  949,765
   Accumulated undistributed net investment income                       16,549
   Accumulated net realized gain on investments                          24,260
   Net unrealized appreciation of investments                           178,822
   Net unrealized depreciation on foreign currency translations             (33)
                                                                     ----------
            Net assets applicable to capital shares outstanding      $1,169,363
                                                                     ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       45,123
                                                                     ==========
   Net asset value, redemption price, and offering price per share   $    25.92
                                                                     ==========



See accompanying notes to financial statements.








USAA CORNERSTONE STRATEGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 1999
(Unaudited)


Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $367)              $   13,798
      Interest                                                            9,186
                                                                     ----------
         Total income                                                    22,984
                                                                     ----------
   Expenses:
      Management fees                                                     4,549
      Transfer agent's fees                                               1,419
      Custodian's fees                                                      259
      Postage                                                                93
      Shareholder reporting fees                                             14
      Trustees' fees                                                          1
      Registration fees                                                      12
      Professional fees                                                       7
      Other                                                                   1
                                                                     ----------
         Total expenses                                                   6,355
                                                                     ----------
            Net investment income                                        16,629
                                                                     ----------
Net realized and unrealized gain (loss) on investments and foreign currency:
   Net realized gain (loss) on:
      Investments                                                        24,256
      Foreign currency transactions                                         (40)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                       (37,286)
      Foreign currency translations                                           4
                                                                     ----------
            Net realized and unrealized loss                            (13,066)
                                                                     ----------
Increase in net assets resulting from operations                     $    3,563
                                                                     ==========



See accompanying notes to financial statements.









USAA CORNERSTONE STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 1999, and year ended May 31, 1999
(Unaudited)

                                                          11/30/99      5/31/99
                                                        ------------------------

From operations:
   Net investment income                                $   16,629   $   41,937
   Net realized gain on investments                         24,256       88,403
   Net realized loss on foreign currency transactions          (40)        (311)
   Change in net unrealized appreciation/depreciation of:
      Investments                                          (37,286)    (151,418)
      Foreign currency translations                              4          345
                                                        ------------------------
      Increase (decrease) in net assets resulting
         from operations                                     3,563      (21,044)
                                                        ------------------------
Distributions to shareholders from:
   Net investment income                                   (15,183)     (40,396)
                                                        ------------------------
   Net realized gains                                      (52,282)     (76,343)
                                                        ------------------------
From capital share transactions:
   Proceeds from shares sold                                36,831      151,031
   Shares issued for dividends reinvested                   65,836      114,177
   Cost of shares redeemed                                (127,219)    (369,866)
                                                        ------------------------
      Decrease in net assets from capital
         share transactions                                (24,552)    (104,658)
                                                        ------------------------
Net decrease in net assets                                 (88,454)    (242,441)
Net assets:
   Beginning of period                                   1,257,817    1,500,258
                                                        ------------------------
   End of period                                        $1,169,363   $1,257,817
                                                        ========================

Undistributed net investment income included in net
   assets:
   End of period                                        $   16,549   $   15,143
                                                        ========================

Change in shares outstanding:
   Shares sold                                               1,404        5,602
   Shares issued for dividends reinvested                    2,488        4,163
   Shares redeemed                                          (4,853)     (13,876)
                                                        ------------------------
      Decrease in shares outstanding                          (961)      (4,111)
                                                        ========================



See accompanying notes to financial statements.









USAA CORNERSTONE STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS

November 30, 1999
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the USAA Cornerstone Strategy Fund (the Fund). The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving the purchasing power of shareholders' capital.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the last quoted sale price, or the most recently determined closing price calculated according to local market convention available at the time the Fund is valued. If no sale is reported, the average of the bid and asked prices is generally used.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

5. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1999.


(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 1999, were $214.5 million and $275.4 million, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1999, were $250.3 million and $71.5 million, respectively.


(5) FOREIGN CURRENCY CONTRACTS

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 1999, the terms of open foreign currency contracts were as follows (in thousands):

Foreign Currency Contracts to Sell:


-------------------------------------------------------------------------------------------------------
                                      U.S. Dollar
Exchange       Contracts to           Value as of      In Exchange         Unrealized       Unrealized
 Date            Deliver               11/30/99      for U.S. Dollar      Appreciation     Depreciation
-------------------------------------------------------------------------------------------------------
12/03/99    122,208 Japanese Yen     $1,201           $1,197                 -             $ (4)
12/03/99    173,602 Japanese Yen      1,705            1,700                 -               (5)
12/03/99    219,513 Japanese Yen      2,157            2,150                 -               (7)
12/07/99        197 British Pound       315              315                 -                -
12/30/99        233 Euro Currency       235              235                 -                -
12/30/99        213 Euro Currency       214              215                 1                -
-------------------------------------------------------------------------------------------------------
                                     $5,827           $5,812                $1             $(16)
=======================================================================================================


(6) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended November 30, 1999, was $12,363.


(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated Trustees or Fund officers received any compensation from the Fund.


(8) YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.


9)  FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                            Six-month
                           Period Ended
                            November 30,                               Year Ended May 31,
                           -----------------------------------------------------------------------------------------
                                1999            1999            1998            1997            1996          1995
                           -----------------------------------------------------------------------------------------

Net asset value at
   beginning of period     $    27.29      $    29.89      $    27.96      $    25.47      $    22.63      $  23.24
Net investment income             .35             .88             .77             .74             .73           .68
Net realized and
   unrealized
   gain (loss)                   (.24)          (1.14)           3.78            3.37            3.18           .67
Distributions from net
   investment income             (.33)           (.81)           (.72)           (.78)           (.74)         (.58)
Distributions of realized
   capital gains                (1.15)          (1.53)          (1.90)           (.84)           (.33)        (1.38)
                           -----------------------------------------------------------------------------------------
Net asset value at
   end of period           $    25.92      $    27.29      $    29.89      $    27.96      $    25.47      $  22.63
                           =========================================================================================
Total return (%) *                .31            (.74)          17.15           16.94           17.79          6.43
Net assets at end of
   period (000)            $1,169,363      $1,257,817      $1,500,258      $1,263,355      $1,035,844      $874,587
Ratio of expenses to
   average net
   assets (%)                    1.05(a)         1.05            1.01            1.06            1.15          1.13
Ratio of net investment
   income to average
   net assets (%)                2.74(a)         3.12            2.64            2.88            3.06          3.16
Portfolio turnover (%)          18.10           46.27           32.73           35.14           36.15         33.17


  * Assumes reinvestment of all dividend income and capital gains distributions during the period.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.









Trustees
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

Investment Adviser, Underwriter, and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

Independent Auditors
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

Internet Access
usaa.com(Service Mark)

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777